UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANTTO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2013

Navigant Consulting, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12173	36-4094854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 South Wacker Drive, Suite 3550 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 573-5600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 19, 2013, Navigant Consulting, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “Amendment”) with a syndicate of bank lenders (the “Lenders”), including Bank of America, N.A., as administrative agent, to amend the Credit Agreement among the same parties dated as of May 27, 2011 (the “Credit Agreement”). The Credit Agreement provides the Company with a $400 million revolving credit facility, which may be increased up to an aggregate amount of $500 million at the Company’s option, subject to certain terms and conditions specified in the Credit Agreement. The Amendment extends the maturity date of the revolving credit facility from May 27, 2016 to September 19, 2018 and effects certain technical changes to the Credit Agreement, including, among other things, (a) the manner in which Eurocurrency interest rates are determined in light of recent market changes to the availability of LIBOR rates and (b) with respect to the guarantee of swap transactions by certain subsidiaries of the Company as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

From time to time, the Lenders or their affiliates may have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its affiliates for which they have received, or will receive, customary fees and expenses.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On September 20, 2013, the Company issued a press release announcing the entry into the Amendment. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	First Amendment to Credit Agreement, dated as of September 19, 2013, among Navigant Consulting, Inc., the other Borrowers party thereto, the Guarantors party thereto and the Lenders from time to time party thereto, including Bank of America, N.A., as Administrative Agent.

99.1	Press Release dated September 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

Date: September 24, 2013	By:	/s/ Monica M. Weed
		Name:	Monica M. Weed
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of September 19, 2013, among Navigant Consulting, Inc., the other Borrowers party thereto, the Guarantors party thereto and the Lenders from time to time party thereto, including Bank of America, N.A., as Administrative Agent.

99.1	Press Release dated September 20, 2013.